UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

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ING INVESTORS TRUST
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ING INVESTORS TRUST
ING Focus 5 Portfolio

7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
(800) 366-0066

March 8, 2010

Dear Shareholder:

On behalf of the Board of Trustees of ING Focus 5 Portfolio (the “Portfolio”), a series of ING Investors Trust (the “Trust”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of the Portfolio scheduled for 10:00 a.m., Local time, on April 20, 2010 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Portfolio and to you as a shareholder.

At the Special Meeting, shareholders of the Portfolio will be asked to vote on: (1) a proposal to convert the Portfolio to a fund-of-funds structure; and (2) subject to shareholder approval of proposal 1, an amendment to the investment management agreement between Directed Services LLC (“DSL”), the Portfolio’s investment adviser, and the Trust, on behalf of the Portfolio, to reduce the advisory fee payable by the Portfolio to DSL. Shareholders of the Portfolio may also be asked to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

The Proposals are discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board of Trustees has concluded that the Proposals are in the interests of the Portfolio and its shareholders and recommends that you vote “FOR” the Proposals.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than April 19, 2010.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

ING INVESTORS TRUST
ING Focus 5 Portfolio

7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
(800) 366-0066

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF ING FOCUS 5 PORTFOLIO

Scheduled for April 20, 2010

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of ING Focus 5 Portfolio (the “Portfolio”), a series of ING Investors Trust (the “Trust”) is scheduled for April 20, 2010, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

At the Special Meeting, the Portfolio’s shareholders will be asked to vote on: (1) a proposal to convert the Portfolio to a fund-of-funds structure; and (2) subject to shareholder approval of proposal 1, an amendment to the investment management agreement between Directed Services LLC (“DSL”), the Portfolio’s investment adviser, and the Trust, on behalf of the Portfolio, to reduce the advisory fee payable by the Portfolio to DSL. Shareholders of the Portfolio may also be asked to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the Proposals to be placed before the Special Meeting.

The Board of Trustees recommends that you vote in favor of the Proposals.

Shareholders of record as of the close of business on January 29, 2010 are entitled to notice of, and to vote at, the Special Meeting, or any adjournments or postponements thereof.  Your attention is called to the accompanying proxy statement. Regardless of whether you plan to attend the Special Meeting or any adjournment thereof, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY, THE ENCLOSED VOTING INSTRUCTIONS CARD OR PROXY BALLOT, so that a maximum number of shares may be voted.  Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Portfolio or by voting in person at the Special Meeting.

By Order of the Board of Trustees,

Huey P. Falgout, Jr.
Secretary

Dated: March 8, 2010

PROXY STATEMENT

ING INVESTORS TRUST

ING FOCUS 5 PORTFOLIO

March 8, 2010

Toll free: (800) 366-0066
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

Special Meeting of Shareholders
Scheduled for April 20, 2010

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INTRODUCTION

Why is the Special Meeting Being Held?

The Board of Trustees (the “Board” or the “Trustees”) of ING Investors Trust (the “Trust”) on behalf of ING Focus 5 Portfolio (the “Portfolio”) is sending this proxy statement (“Proxy Statement”), the attached Notice of Special Meeting and the enclosed Proxy Ballot and Voting Instructions Card on or about March 8, 2010.  At the special meeting (the “Special Meeting”), shareholders of the Portfolio will be asked to vote on: (1) a proposal to convert the Portfolio to a fund-of-funds structure; and (2) subject to shareholder approval of proposal 1, an amendment to the investment management agreement between Directed Services LLC (“DSL” or the “Adviser”), the Portfolio’s investment adviser, and the Trust, on behalf of the Portfolio, to reduce the advisory fee payable by the Portfolio to DSL (the “Proposals”). Finally, the Special Meeting is being held to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

Why did you send me this booklet?

This booklet is a combined Proxy Statement and Information Statement (“Joint Proxy/Information Statement”).  The Proxy Statement will provide you with information regarding Proposals, for which your votes are being solicited.

The Information Statement follows the Proxy Statement, beginning on page IS-1, and provides you with important information regarding the appointment of Dimensional Fund Advisors L.P. (“DFA” or the “Sub-Adviser”) as the sub-adviser to the Portfolio and the implementation of a sub-advisory agreement for the Portfolio between DSL and DFA (the “DFA Sub-Advisory Agreement).  DSL and the Trust have obtained an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) granting “Manager of Managers” relief that permits DSL to enter into a new sub-advisory agreement with an unaffiliated sub-adviser on behalf of a fund that it manages without obtaining shareholder approval of the new agreement, under certain conditions.  Any new sub-advisory agreement must be approved by the Board, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) within the meaning of that term under the Investment Company Act of 1940, as amended (the “1940 Act”).  Further, as a condition of such exemption, DSL must furnish shareholders of the affected fund with certain information about the new sub-advisory agreement.  The Portfolio is required to send you an Information Statement when it enters into a new sub-advisory agreement with an unaffiliated sub-adviser.  Shareholders are not being asked to vote on the new sub-advisory agreement between DSL and DFA that is described in the accompanying Information Statement.

Shares of the Portfolio have been purchased by you through your qualified pension or retirement plan (“Qualified Plans”) or, at your direction by your insurance company, through its separate accounts (“Separate Accounts”) to serve as investment options under your variable annuity contract or, if you are a qualified plan participant (“Plan Participant”), through your Qualified Plan.

The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.  For a pension plan, this usually means the trustee for the plan.  Shares of the Portfolio are available as investment options in variable annuity contracts and variable life insurance policies issued by an insurance company (“Variable Contracts”) to individuals and to sponsors of group pension and retirement plans.  Shares of the Portfolio are also offered directly to certain Qualified Plans.  Accordingly, the insurance companies and Qualified Plans or their trustees, as the record owners of the Portfolio’s shares are, in most cases, the true “shareholders” of the Portfolio.  Holders of Variable Contracts (“Variable Contract Holders”) that are registered with the SEC have the right to instruct the insurance company that issued the Variable Contract on how to vote on the Proposals set forth in this Proxy Statement for the Portfolio that they have chosen as an investment option.  For certain Qualified Plans, plan trustees generally exercise voting rights but, in some cases, may pass their voting rights to Plan Participants who will provide instructions on how to vote shares.  Therefore, references to “you” or “shareholders” throughout the proxy materials usually means the persons who can decide how to vote on the Proposals, which includes Variable Contract Holders, and may include pension plan trustees and, in some instances, Plan Participants where they have the right to provide instructions on the shares owned through the Qualified Plan.

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of the Portfolio’s shareholders.

Who is eligible to vote?

Shareholders holding an investment in shares of the Portfolio as of the close of business on January 29, 2010 (the “Record Date”) are eligible to vote or instruct their insurance company or plan trustee as to how to vote their shares. (See “General Information” for a more detailed discussion of voting procedures.)

The following table sets forth the number of shares of each class of the Portfolio issued and outstanding as of the Record Date.

Share	Shares
Class	Outstanding
Class ADV	100.000
Class I	46,486.302
Class S	21,864,865.217
Total	21,911,451.519

As of the Record Date, no person owned beneficially more than 5% of any class of the Portfolio, except as set forth in Appendix A. To the best of the Trust’s knowledge, as of the Record Date, the officers and Trustees of the Trust beneficially owned, as a group, less than 1% of any class of the Portfolio.

How do I vote?

Variable Contract Holders can instruct their insurance company through which they hold a beneficial interest in the Portfolio as to how to vote by completing, signing and returning the enclosed Voting Instructions Card promptly in the enclosed envelope, or by attending the Special Meeting in person and voting.  Joint owners should each sign the Voting Instructions Card.

Shares of the Portfolio are sold to Separate Accounts and are used as investment options under Variable Contracts.  Variable Contract Holders who select the Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio.  An insurance company that uses the Portfolio as a funding vehicle, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to Variable Contract Holders.  Therefore, for Separate Accounts that are registered with the SEC, an insurance company will request voting instructions from the Variable Contract Holder and will vote shares or other interests in the Separate Account as directed by the Variable Contract Holder.  In the event that any Variable Contract Holders fail to provide voting instructions with respect to Separate Accounts registered with the SEC, the insurance company will vote the shares attributable to those Variable Contract Holders for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Variable Contract Holders investing through the same Separate Account, even if only a small number of Variable Contract Holders provide voting instructions.  The effect of proportional voting is that if a large number of Variable Contract Holders fail to give voting instructions, a small number of Variable Contract Holders may determine the outcome of the vote.

Variable Contract Holders permitted to give instructions to an insurance company and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment or postponement thereof, have been determined as of the Record Date.  In connection with the solicitation of such instructions from Variable Contract Holders, it is expected that the respective insurance companies will furnish a copy of this Proxy Statement to Variable Contract Holders.

Shares of the Portfolio are also sold directly to the trustees of certain Qualified Plans.  A trustee for a Qualified Plan that includes the Portfolio as an investment option is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but in some cases will pass through any voting rights to Plan Participants who have an interest in the Portfolio.  Where a trustee for a Qualified Plan passes through voting rights to Plan Participants and any Plan Participants fail to give instructions as to how to vote their shares, the trustee will use proportional voting and vote those shares in proportion to the instructions given by other Plan Participants who voted.  The effect of proportional voting is that if a large number of Plan Participants fail to give voting instructions, a small number of Plan Participants may determine the outcome of the vote.

Qualified Plans, and in some cases their participants, are permitted to give instructions to the Portfolio and the number of shares for which instructions may be given for purposes of voting at the Special Meeting, and any adjournment or postponement thereof, will be determined as of the Record Date.  In connection with the solicitation of such instructions from Qualified Plans or their participants, it is expected that the respective trustees will furnish a copy of this Proxy Statement to the Qualified Plan and its participants, as applicable.

If a shareholder wishes to participate in the Special Meeting, he or she may submit the Voting Instructions Card originally sent with the Proxy Statement or attend the Special Meeting in person.  All persons entitled to direct the voting of shares, whether they are Variable Contract Holders, insurance companies, trustees, Qualified Plans or Plan Participants are described as shareholders for purposes of this Proxy Statement. Shareholders can vote by completing, signing and returning the enclosed Voting Instructions Card promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting.  To vote by telephone or Internet, follow the voting instructions outlined on your Voting Instructions Card. These options require shareholders to input a control number, which is located on your Voting Instructions Card.  After entering this number, shareholders will be prompted to provide their voting instructions on the Proposal.  Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.  Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.  Joint owners must each sign the Voting Instructions Card.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may still submit by mail the Voting Instructions Card sent with the Proxy Statement or attend the Special Meeting in person.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on April 20, 2010, at 10:00 a.m., Local time, and, if the Special Meeting is adjourned or postponed, at any adjournments or postponements of the Special Meeting.  If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 366-0066.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on Tuesday, April 20, 2010

The Joint Proxy/Information Statement is available on the Internet at http://www.proxyweb.com/ing. Additional information about the Portfolio is available in its prospectus, statement of additional information, semi-annual report, and annual report to shareholders.  Copies of the Portfolio’s annual and semi-annual reports have previously been mailed to shareholders.  This Joint Proxy/Information Statement should be read in conjunction with the annual and semi-annual reports. You can obtain copies of the Annual and Semi-Annual Reports of the Portfolio upon request, without charge, by writing to the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, or by calling (800) 366-0066.

How can I obtain more information about the Portfolio?

Should you have any questions about the Portfolio, please do not hesitate to contact Shareholder Services toll free at (800) 366-0066.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposals described in this Proxy Statement.

PROPOSAL ONE

CONVERSION OF THE PORTFOLIO TO A FUND-OF-FUNDS STRUCTURE

What is Proposal One?

The Portfolio currently pursues its investment objective of total return through capital appreciation and dividend income by investing directly in the common stocks of companies that are identified through five distinct formulaic strategies: (1) the U.S. LargeCap Market 10 Strategy; (2) the U.S. Blue-Chip Strategy; (3) the International Blue-Chip 75 Strategy; (4) the Small Cap 40 Strategy; and (5) the 25 Fund Strategy. If Proposal One is approved, effective April 30, 2010, the Portfolio’s investment objective will be long-term capital appreciation. The Portfolio will pursue its investment objective by investing in other mutual funds sub-advised by DFA (“Underlying Funds”), rather than directly in common stocks. This structure is referred to as a “fund-of-funds” structure.

The Portfolio has not accumulated substantial assets since its inception in August 2007. Furthermore, the sharp downturn in global equity markets in 2008 led to the Portfolio’s weak performance relative to its peers. These factors have contributed to making the Portfolio a less attractive investment option in the marketplace. Management believes that the Portfolio in its current state is unlikely to gather assets in the future.

To enhance the long-term viability of the Portfolio, DSL has recommended converting the Portfolio to a fund-of-funds structure. The Portfolio would become a fund-of-funds, sub-advised by DFA and investing in Underlying Funds. DSL believes that this action will result in operational and investment efficiencies for the Portfolio. DSL also believes that DFA’s reputation and investment capabilities would make the Portfolio more appealing to investors.

Management believes that because funds managed by DFA are only available through a limited number of channels, including the Portfolio if the Proposals are approved, and that DFA’s investment management services are well-regarded in the retail marketplace, the Portfolio’s long-term viability and its ability to garner additional assets may improve as investors seek exposure to DFA-managed funds.

At the January 7, 2010 Board meeting, DSL presented to the Board a proposal to convert the Portfolio to a fund-of-funds structure (the “Proposed Conversion”). The Board considered DSL’s recommendations and voted to approve the Proposed Conversion. The Board also directed management to submit the Proposed Conversion to the Portfolio’s shareholders for approval. Although shareholder approval is not required by applicable laws or rules of the SEC, the Board determined that shareholder action is appropriate in light of the significance of the changes that will result from the Proposed Conversion.

How Will the Proposed Conversion Affect the Advisory Fee Paid By the Portfolio?

In connection with its consideration of the Proposed Conversion, the Board also approved (subject to shareholder approval) an amendment to the investment advisory agreement for the Portfolio that will result in a reduction in the advisory fee payable to DSL. The reduced fee will reflect the reduced services to be performed by DSL in managing the Portfolio and the fact that the Portfolio will bear a proportionate share of the advisory fees payable by each of the Underlying Funds in which it invests. As described in greater detail in Proposal Two, the Board examined comparative data of other similarly managed mutual funds and concluded that the proposed new fee structure is reasonable. In reaching this conclusion, the Board also considered the indirect expenses to be borne by the Portfolio as shareholders of the Underlying Funds. DSL and its affiliates are not expected to receive any financial benefits as a result of the Proposed Conversion.

Proposal Two discusses in detail, the effect of the Proposed Conversion on the expense ratios of the Portfolio.

Will there be any change the investment strategies of the Portfolio?

Yes. At the January 7, 2010 Board meeting, the Board approved the appointment of DFA as the Portfolio’s sub-adviser.  Subject to shareholder approval of the Proposed Conversion, this appointment will become effective on April 30, 2010 and will result in a change in the Portfolio’s investment objective and strategies in order to incorporate DFA’s investment style. The MSCI All Country World Index will become the Portfolio’s primary benchmark, in an effort to represent the investment strategy being implemented by DFA. The Portfolio will also be renamed the ING DFA Global All Equity Portfolio. Shareholders are not being asked to vote on the appointment of DFA as the Portfolio’s sub-adviser because that appointment was pursuant to an exemptive order from the SEC, which permits DSL to enter into a new sub-advisory agreement with an unaffiliated sub-adviser without seeking shareholder approval. Effective April 30, 2010, the Portfolio’s investment objective will be long-term capital appreciation. The Portfolio’s new investment strategies are discussed below.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests in a combination of Underlying Funds advised by DFA that, in turn, invest in equity securities (“Equity Underlying Funds”). Generally, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities (in the form of the Equity Underlying Funds). The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Portfolio may invest its assets in domestic and international Equity Underlying Funds.

The Portfolio further diversifies its portfolio by allocating assets in Equity Underlying Funds that represent a variety of asset classes, such as large-capitalization stocks, small-capitalization stocks, emerging markets stocks, and real estate investment trusts.

In addition to other short-term investments, the Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Portfolio’s cash pending investing in Underlying Funds or to maintain liquidity for the payment of redemptions or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.

Certain Underlying Funds may use derivatives, such as futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to gain market exposure on their uninvested cash, pending investment in securities or to maintain liquidity to pay redemptions. Certain fixed-income Underlying Funds use foreign currency contracts to hedge foreign currency risks.

DFA may change the Portfolio’s asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue the Portfolio’s investment objective.

Asset Allocation Process

Periodically, the Sub-Adviser will review the allocations for the Portfolio in each Underlying Fund. From time to time, the Sub-Adviser may add or remove Underlying Funds in the Portfolio without notice to shareholders. In addition, when the Sub-Adviser determines that market forces have caused fundamental changes in the relative values of the assets of the Underlying Funds, the Sub-Adviser may modify the allocations of the Portfolio. To maintain target allocations, adjustments may be made by purchasing or selling shares of the Underlying Funds or applying future investments and redemptions by the Portfolio in proportions necessary to rebalance the investments in the Underlying Funds.

Management of the Portfolio

The Portfolio and each Underlying Fund is managed using a team approach. The investment team includes the Investment Committee of DFA, portfolio managers, and trading personnel. The Investment Committee is composed primarily of certain officers and directors of DFA who are appointed annually.

The Investment Committee has seven members. Investment strategies for the Portfolio are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types, and brokers.

In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolio, including running buy and sell programs, based on the parameters established by the Investment Committee.

Stephen A. Clark serves as the portfolio manager for the Portfolio and coordinates the efforts of all other portfolio managers with respect to the Portfolio’s allocations and its day-to-day management. Mr. Clark is a Senior Portfolio Manager and Vice President of DFA and chairman of the Investment Committee. Mr. Clark joined the DFA in 2001 and has been responsible for the portfolio management group since January 2006.

What are the key risks of investing in the Portfolio after the change in investment strategies?

The following outlines the principal risks of investing in the Portfolio under the revised investment strategies and the conversion from a stand-alone mutual fund to a fund-of-funds (as discussed in the Proxy Statement). The performance of the Portfolio depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Portfolio changes as the asset values of the Underlying Funds it holds go up or down.

Asset Allocation - Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser or Sub-Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or market that underperforms other asset classes.

Company - The price of a given company’s stock could decline for many reasons, including poor management, financial problems or business challenges. If a company goes bankrupt, its stock could become worthless.

Counterparty - The entity with whom the Portfolio or an Underlying Fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the Portfolio or an Underlying Fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, the Portfolio or an Underlying Fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.

Currency - To the extent that an Underlying Fund invests directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivatives - Derivative securities are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of an Underlying Fund and reduce its returns.

Equity Securities - The value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular issuer or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Focused Investing - To the extent that an Underlying Fund invests a substantial amount of its assets in issuers located in a particular geographical area, security type, or segment of a market, its performance will be sensitive to developments in that geographical area, security type or market segment. If an Underlying Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An Underlying Fund could underperform, or be more volatile than, a fund that invests more broadly, and could underperform funds that invest in better-performing areas, security types or market segments.

Foreign Investments, including Developed and Emerging Markets - Because the Portfolio invests in Underlying Funds that invest in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security.

Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly of commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.

Liquidity - If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the Underlying Fund’s sub-adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Underlying Fund.

Market - Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Movements in financial services can also cause widespread short-term or long-term declines in the prices of stocks and other equities regardless of a company’s business performance. From time to time, the stock market may not favor the growth-or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor securities at all.

Market Capitalization - Stocks fall into three broad market capitalization categories - large, mid and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stock of mid- and small-sized companies causing the Underlying Funds that invest in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stock as compared with larger companies. As a result, stock of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies - The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Investment Trusts (“REITs”) - Investing in REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks).

Securities Lending - Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

How Will the Conversion to a Fund-Of-Funds Structure be Implemented?

The Portfolio intends to transition to a fund-of-funds structure as quickly as possible following approval by shareholders of the Proposed Conversion, by means of a sale of the common stocks held by the Portfolio in open market transactions and the purchase of shares of Underlying Funds with cash received from such transactions.

If the Proposed Conversion is approved, the tables below reflect the current projected initial allocations for the Portfolio among the various asset classes and Underlying Funds.

Asset Class	Allocation
U.S. Equities	44%
International Equities	43%
Emerging Market Equities	10%
REITs	3%

[Underlying Fund	Allocation]
DFA International Real Estate Securities Portfolio	3%
Emerging Markets Core Equity Portfolio	10%
International Vector Equity Portfolio	5%
Large Cap International Portfolio	22%
U.S. Core Equity 1 Portfolio	22%
U.S. Small Cap Portfolio	7%
VA International Small Portfolio	5%
VA International Value Portfolio	11%
VA U.S. Large Value Portfolio	8%
VA U.S. Targeted Value Portfolio	7%

Who Will Bear the Expenses of the Proposed Conversion?

The expenses relating to the Proposed Conversion will be borne by DSL or an affiliate. The expenses of the Proposed Conversion shall include, but not be limited to, the costs associated with the preparation of any necessary filings with the SEC, printing and distributing the Joint Proxy/Information Statement and proxy materials, legal fees, accounting fees, securities registration fees, expenses of holding the Special Meeting, and the brokerage costs associated with transitioning the Portfolio into a fund-of-funds.

What Are the Tax Consequences of the Conversion to a Fund-Of-Funds Structure?

In recommending the Proposed Conversion, the Board considered the potential tax consequences of the Proposed Conversion to the Portfolio and its shareholders. The Board noted that the sale or disposition of securities held by the Portfolio in connection with the conversion to a fund-of-funds structure will result in the recognition for tax purposes of gain or loss on the securities that are the subject of any such sale or disposition. Accordingly, the conversion to a fund-of-funds structure could result in an acceleration of the timing of the recognition of gains on securities held by the Portfolio, which in turn would result in an acceleration of the timing of taxable distributions to shareholders. Because the Portfolio is sold exclusively to insurance company Separate Accounts as an underlying investment vehicle for insurance contracts that qualify for deferral of federal income taxes and to qualified pension plans, the Board concluded that the conversion to a fund-of-funds structure is not expected to result in material adverse tax consequences for any Portfolio or its shareholders.

What were the factors that were considered by the Board?

The Board of the Portfolio, in recommending the Proposed Conversion, considered a number of factors, including the following:

•                                          the relative investment performance of the Portfolio for all relevant periods since its inception;

•                                          management’s explanation of potential alternative actions that the Portfolio could have implemented;

•                                          DFA’s experience in managing the DFA Global Equity Portfolio (the “DFA Fund”), a retail-oriented risked-based asset allocation fund of funds investing solely in Underlying Funds and that the Portfolio will be managed in a style similar to that of the DFA Fund;

•                                          the Proposed Conversion is expected to increase the Portfolio’s ability to retain assets and grow;

•                                          the expenses of the Proposed Conversion would be borne by DSL or an affiliate;

•                                          neither the Portfolio nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Proposed Conversion; and

•                                          although the gross and net expense ratios for all classes of the Portfolio are expected to increase as a result of the Proposed Conversion, management has agreed to an expense limitation agreement and a side agreement, pursuant to which DSL will waive fees or otherwise pay expenses of the Portfolio for two years following the Proposed Conversion.

What is the required vote?

Pursuant to Section 10.3 of the Trust’s Amended and Restated Agreement and Declaration of Trust, approval of the Proposed Conversion requires the affirmative vote of a majority of the shares of the Portfolio voted at a meeting at which a quorum is present or represented by proxy.  Approval of the Proposed Conversion is not contingent upon shareholder approval of Proposal Two (discussed below).

What happens if shareholders do not approve Proposal One?

If shareholders do not approve the Proposed Conversion, the Board will determine what additional action, if any, should be taken.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal One is in the interests of the Portfolio and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Trustees present at its January 7, 2010 meeting, approved the Proposal and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the Portfolio’s shareholders vote “FOR” the Proposal to convert the Portfolio to a fund-of-funds, as discussed in this Joint Proxy/Information Statement.

PROPOSAL TWO

AMENDMENT TO THE INVESTMENT MANAGEMENT AGREEMENT BETWEEN DIRECTED SERVICES LLC AND ING INVESTORS TRUST

What is Proposal Two?

In connection with its consideration of the Proposed Conversion, the Board also considered a proposed amendment (the “Proposed Amendment”) to the investment management agreement (the “Investment Management Agreement”) between DSL and the Trust, on behalf of the Portfolio. The Proposed Amendment is subject to shareholder approval and also contingent upon shareholder approval of the Proposed Conversion. If implemented, the Proposed Amendment will reduce the advisory fee payable by the Portfolio to DSL under the Investment Management Agreement. A form of the Proposed Amendment, together with the current Investment Management Agreement, is attached hereto as Appendix B.

As described above in Proposal One, the Board has determined that it would be in the interests of shareholders of the Portfolio to convert the Portfolio to a fund-of-funds structure. In considering the Proposed Conversion, the Board recognized that the services to be performed by DSL in managing the assets of the Portfolio will change as a result of the Proposed Conversion and that the fees payable with respect to such services should change accordingly. The Board noted that DSL would still be responsible for overseeing the sub-adviser and the Portfolio’s other service providers.

Who is the Portfolio’s investment adviser and what is the advisory fee payable under the Investment Management Agreement?

DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolio.  DSL has overall responsibility for the management of the Portfolio. DSL provides or oversees all investment advisory and portfolio management services for, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.  DSL is registered with the SEC as an investment adviser and is registered with the Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.  As of December 31, 2009, DSL managed over $38.3 billion in registered investment company assets.  DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.

DSL is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep” or “ING”), which is located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries.  With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

DSL serves as investment adviser to the Portfolio pursuant to the Investment Management Agreement dated April 29, 2005, as amended. The Investment Management Agreement provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Portfolio’s operations, DSL may engage, subject to the approval of the Board and, where required, the Portfolio’s shareholders, sub-advisers to provide day-to-day advisory services to the Portfolio.  DSL may delegate to the sub-advisers duties, among other things, to formulate and implement the Portfolio’s investment programs, including the duty to determine what securities will be purchased and sold for the Portfolio.

The Investment Management Agreement was last renewed by the Board, including a majority of the Independent Trustees, on November 12, 2009, and was approved by the Portfolio’s initial shareholder via a written consent dated August 20, 2007.

For the services it provides to the Portfolio under the Investment Management Agreement, the Portfolio pays DSL an annual management fee of 0.32% of the Portfolio’s average daily net assets payable on a monthly basis. The Portfolio paid approximately $440,000 in advisory fees to DSL for fiscal year ended December 31, 2009. See Appendix C for a listing of the names, addresses and principal occupations of the principal executive officers of DSL and a listing of the names, addresses and principal occupations of the principal executive officers of the Trust who are also officers of DSL.

Reduction in Advisory Fee

The Proposed Amendment to the Investment Management Agreement will substantially reduce the advisory fee payable by the Portfolio in recognition of the reduced services to be performed by DSL in managing the Portfolio and the fact that the Portfolio will bear a proportionate share of the advisory fees payable by each of the Underlying Funds in which it invests. Under the Investment Management Agreement, DSL is currently entitled to receive a fee in the amount of 0.32% of the Portfolio’s average daily net assets. Under the Investment Management Agreement, as modified by the Proposed Amendment, DSL will be entitled to receive a fee in the amount of 0.25% of the Portfolio’s average daily net assets.

The following table reflects the advisory fees paid by the Portfolio to DSL for services rendered with respect to the Portfolio for the period from January 1, 2009 to December 31, 2009, what the advisory fee would have been for the same period under the Proposed Amendment, and the decrease/increase for this time period.

[Portfolio	Fee Paid to DSL (Current)	Hypothetical Fee Paid to DSL (After Proposed Amendment)	Increase/(Decrease)]
ING Focus 5 Portfolio	$439,009	$342,976	(21.8)%

Based on the Portfolio’s assets as of December 31, 2009, which were approximately $155.1 million, the advisory fee payable by the Portfolio to DSL would decrease under the Proposed Amendment. Using the same assumptions, for the year ended December 31, 2009, DSL would have received $96,003 less in advisory fees under the Proposed Amendment.

Expense Limitation Undertaking By DSL

Under the Portfolio’s current expense limitation agreement, DSL is contractually obligated to limit the Portfolio’s expenses through at least May 1, 2011, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, subject to possible recoupment by DSL within three years. The expense limitation agreement may be terminated by the Trust by written notice to DSL at least 90 days prior to the end of the then current agreement or upon termination of the Investment Management Agreement. The expense limit for each class of the Portfolio is as follows:

Class ADV	Class I	Class S
0.99%	0.39%	0.64%

Because the Proposed Conversion also results in increased acquired fund fees and expenses, which are excluded under the expense limitation agreement, the Portfolio’s net expenses are expected to rise if shareholders approve the Proposals. Consequently, management has agreed to new expense limits, which although higher than the existing limits, keep the Portfolio’s expense ratios comparable to those of other mutual funds investing in unaffiliated fund-of-funds. This expense limitation agreement would run through at least May 1, 2011. Pursuant to this agreement, the expense limit for each class of the Portfolio will be as follows:

Class ADV	Class I	Class S
1.05%	0.45%	0.70%

Furthermore, contingent upon shareholder approval of the Proposals, DSL has also entered into a side agreement, pursuant to which DSL will limit the expenses of the Portfolio, including acquired fund fees and expenses but excluding interest, taxes, brokerage commissions and extraordinary expenses. The amounts waived under this side agreement are not subject to recoupment by DSL. This side agreement shall continue until May 1, 2012 and is only renewable at the election of DSL. Pursuant to the side agreement, the expense limit for each class of the Portfolio will be as follows:

Class ADV	Class I	Class S
1.21%	0.61%	0.86%

Comparison of Current Fees and Pro Forma Fees

The following table shows current published annual fund expense ratios for the Portfolio as a percentage of average daily net assets, both before (total) and after (net) expense waivers and reimbursements. The pro forma operating expenses show the anticipated effects, if any, of the Proposed Conversion and Proposed Amendment on both total and net annual operating expenses, using the allocation of assets to Underlying Funds that is proposed to be used initially. As shown in the table, the Portfolio’s net expenses are expected to increase as a result of its investment strategy, which consists of investing solely in Underlying Funds. These increased expenses are attributable to the Portfolio’s share of the expenses charged by the Underlying Funds in which the Portfolio invests.

Annual Portfolio Operating Expenses (1)

(expenses that are deducted from Portfolio assets, shown as a ratio of expenses to average daily net assets)

	ING Focus 5 Portfolio (Current)		ING DFA Global All Equity Portfolio (Pro Forma -After Proposed Conversion and Proposed Amendment)

CLASS ADV
Management Fee	0.32%		0.25%
Distribution (12b-1) and Shareholder Servicing Fees(2)	0.75%		0.75%
Other Expenses(3)	0.33	%(4)	0.18%
Acquired Fund Fees and Expenses(5)	N/A		0.37%
Total Portfolio Operating Expenses	1.40	%(4)	1.55%
Waivers and Reimbursements(6)	(0.41)%		(0.34	)%(7)
Net Expenses	0.99%		1.21%

CLASS I
Management Fee	0.32%		0.25%
Distribution (12b-1) and Shareholder Servicing Fees	N/A		N/A
Other Expenses(3)	0.33	%(4)	0.18%
Acquired Fund Fees and Expenses(5)	N/A		0.37%
Total Portfolio Operating Expenses	0.65	%(4)	0.80%
Waivers and Reimbursements(6)	(0.26)%		(0.19	)%(7)
Net Expenses	0.39%		0.61%

CLASS S
Management Fee	0.32%		0.25%
Distribution (12b-1) and Shareholder Servicing Fees	0.25%		0.25%
Other Expenses(3)	0.33	%(4)	0.18%
Acquired Fund Fees and Expenses(5)	N/A		0.37%
Total Portfolio Operating Expenses	0.90	%(4)	1.05%
Waivers and Reimbursements(6)	(0.26)%		(0.19	)%(7)
Net Expenses	0.64%		0.86%

(1)

This table shows the estimated operating expenses for each class of the Portfolio as a ratio of expenses to average daily net assets. These expenses are based on each class’ actual operating expenses for the fiscal year ended December 31, 2008 as adjusted for contractual changes, if any, and fee waivers to which DSL has agreed for the fiscal year ended December 31, 2008.

(2)

ING Funds Distributor, LLC has contractually agreed to waive 0.15% of the distribution fee for Class ADV shares of the Portfolio, so that the actual fee paid by the Portfolio is an annual rate of 0.35%. Absent this waiver, the distribution fee is 0.50% of the Portfolio’s average daily net assets. The expense waiver will continue through at least May 1, 2011. There is no guarantee that this waiver will continue after this date.

(3)	Pursuant to an administration agreement, ING Funds Services, LLC receives an annual administration fee equal to 0.10% of the Portfolio’s average daily net assets.
(4)	Includes 0.06% of non-recurring offering expenses. Excluding this amount, Total Portfolio Operating Expenses would have been 1.34%, 0.59% and 0.84% for Class ADV, Class I and Class S, respectively.

(5)

The Acquired Fund Fees and Expenses are not fees or expenses incurred by the Portfolio directly. These fees and expenses include the Portfolio’s pro rata share of the cumulative expenses charged by the Underlying Funds in which the Portfolio invests. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the particular Underlying Funds. The impact of these fees is shown in “Net Expenses.”

(6)

DSL has entered into a written expense limitation agreement with the Trust, under which it will limit the expenses of the Portfolio, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, subject to possible recoupment by DSL within three years. The expense limitation agreement shall continue until May 1, 2011. The amount of the Portfolio’s expenses waived or reimbursed during the last fiscal year is shown under the heading Waivers and Reimbursements. This amount also includes the distribution fee waiver discussed in footnote 2. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless DSL provides written notice of termination of the expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the management agreement.

(7)

Pursuant to a side agreement dated May 1, 2010 and contingent upon shareholder approval of both Proposals, DSL has agreed to limit the expenses of the Portfolio, excluding interest, taxes, brokerage commissions and extraordinary expenses. The amounts waived under this side agreement are not subject to recoupment by DSL. This side agreement shall continue until May 1, 2012 and is only renewable at the election of DSL.

What were the factors that were considered by the Board?

The Board of the Portfolio, in recommending the Proposed Amendment, considered a number of factors, including the following:

•                                          comparative data of other similarly managed mutual funds, noting that the proposed new fee structure for the Portfolio is below the average and the median of funds in its peer group;

•                                          a copy of the Investment Management Agreement and the proposed revision to the fee schedule, concluding that the level of anticipated investment advisory fees payable under the Proposed Amendment is appropriate in light of the new level of services to be provided by DSL to the Portfolio;

•                                          a description of the services to be provided by DSL to the Portfolio if the Proposed Amendment is approved by shareholders, concluding that DSL proposed to provide services that are appropriate in scope in light of the Portfolio’s operations after the Proposals are implemented;

•                                          DSL’s compliance programs, including its programs for monitoring and enforcing compliance with the Portfolio’s policies with respect to market-timing and selective portfolio disclosure, which had previously been approved by the Board as part of its oversight of other funds in the ING Funds complex;

•                                          profitability analyses for DSL with respect to the Portfolio and other ING mutual funds advised by DSL;

•                                          the financial impact to DSL as a result of the Proposed Amendment, including that DSL and its affiliates are not expected to receive any financial benefits;

•                                          the indirect expenses to be borne by the Portfolio as shareholders of the Underlying Funds, as well as DSL’s undertaking to maintain in place for two years an additional expense limitation for the Portfolio pursuant to a side agreement; and

•                                          other information relevant to an evaluation of the nature, extent and quality of the services provided by DSL in response to a series of detailed questions posed by K&L Gates LLP, independent legal counsel, on behalf of the Independent Trustees.

After its deliberation, the Board concluded that the advisory fee rate payable by the Portfolio to DSL pursuant to the Proposed Amendment is reasonable in the context of all factors considered by the Board. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What is the required vote?

Approval of the Proposed Amendment requires the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio, which, for this purpose means the affirmative vote of the lesser of: (1) 67% or more of the voting securities of the Portfolio present at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Portfolio.  Approval of the Proposed Amendment is contingent upon shareholder approval of the Proposed Conversion.

What happens if shareholders do not approve Proposal Two?

If shareholders do not approve the Proposed Amendment, the Investment Management Agreement, as currently in effect, will remain in place for the Portfolio and the Board will determine what additional action, if any, should be taken.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal Two is in the interests of the Portfolio and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Trustees present at its January 7, 2010 meeting, approved the Proposal and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the Portfolio’s shareholders vote “FOR” the Proposed Amendment to the Investment Management Agreement, as discussed in this Joint Proxy/Information Statement.

GENERAL INFORMATION

Solicitation of Proxies

Solicitation of voting instructions is being made primarily by the mailing of the Notice of Special Meeting, the Proxy Statement and the Voting Instructions Card on or about March 8, 2010. In addition to the solicitation of proxies by mail, employees of DSL and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

If a shareholder wishes to participate in the Special Meeting, the shareholder may submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person or vote online by logging on to www.proxyweb.com and following the on-line directions.  Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact Shareholder Services toll-free at 1-800-366-0066.

Delivery of Proxy Statement

Only one copy of this Joint Proxy/Information Statement may be mailed to each household, even if more than one person in the household is a Portfolio shareholder of record, unless the Portfolio has received contrary instructions from one or more of the household’s shareholders.  If a shareholder needs an additional copy of this Joint Proxy/Information Statement, please contact Shareholder Services at 1-800-992-0180. If in the future any shareholder does not want the mailing of a proxy statement to be combined with household members, please inform the Portfolio in writing at 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034 or via telephone at the telephone number listed above.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders. Please complete and execute your Voting Instructions Card. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your Voting Instructions Card but did not vote on the Proposals, your proxies will vote on the Proposals as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposals discussed in this Proxy Statement.

What are the voting rights and the quorum requirements?

The Separate Accounts of the participating insurance companies and Qualified Plans are the record owners of the shares of the Portfolio.  The Qualified Plans and Participating Insurance Companies will vote the Portfolio’s shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans. Participating insurance companies and Qualified Plans, which through Separate Accounts or directly, respectively, hold shares of the Portfolio, will be counted as the Portfolio’s shareholders in determining whether a quorum is present.

January 29, 2010 has been chosen as the Record Date. Each shareholder of the Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote.  Shares have no preemptive or subscription rights. Shareholders of the Portfolio at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Portfolio at the Special Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. The presence in person or by proxy of the holders of 30% of the Portfolio’s outstanding shares is necessary to constitute a quorum for the transaction of business at the Special Meeting.

In the event that a quorum of shareholders is not represented at the Special Meeting, the meeting may be adjourned by a majority of the Portfolio’s shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 180 days beyond the originally scheduled meeting date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

The Trust, on behalf of the Portfolio, does not impose any requirement that a specific percentage of Variable Contract Holders and Plan Participants need to give instructions as how to vote their shares. Where Variable Contract Holders and Plan Participants fail to give instructions as to how to vote their shares, the Qualified Plans and participating insurance companies will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract Holders and Plan Participants who voted.  The effect of proportional voting is that if a large number of Variable Contract Holders and Plan Participants fail to give voting instructions, a small number of Variable Contract Holders and Plan Participants may determine the outcome of the vote.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy. In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” each Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

Who are the other service providers to the Portfolio?

ING Funds Services, LLC (“ING Funds Services”), an affiliate of DSL, serves as the administrator to the Portfolio.  ING Funds Services receives an administrative services fee from the Portfolio equal to 0.10%, computed as a percentage of the Portfolio’s average daily net assets.  ING Funds Services’ principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  ING Funds Services received approximately $140,000 for its services to the Portfolio for the fiscal year ended December 31, 2009.

ING Funds Distributor, LLC (“IFD”) is the principal underwriter and distributor of the Portfolio.  IFD’s principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  IFD is an affiliate of DSL and an indirect, wholly-owned subsidiary of ING Groep.  IFD received $325,000 for its services to the Portfolio for the fiscal year ended December 31, 2009.

During the fiscal year ended December 31, 2009, the Portfolio did not pay any brokerage commissions to affiliated broker-dealers.

The Portfolio anticipates that ING Funds Services and IFD will continue to provide services to the Portfolio following the approval of the Proposals.

Who pays for this proxy solicitation?

The Portfolio will not pay the expenses in connection with the Notice and this Proxy Statement or the Special Meeting of Shareholders. DSL and/or an affiliate will pay the expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

Can shareholders submit proposals for consideration in a Proxy Statement?

The Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

In order that your vote at the Special Meeting may be counted, prompt execution and return of the enclosed Voting Instructions Card is requested.  A self-addressed postage paid envelope is enclosed for your convenience.  You also may vote via telephone or via the Internet.  Please follow the voting instructions as outlined on your Voting Instructions Card.

Huey P. Falgout, Jr.

Secretary

March 8, 2010

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

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INFORMATION STATEMENT

March 8, 2010

ING INVESTORS TRUST

ING FOCUS 5 PORTFOLIO

Toll Free: (800) 366-0066

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

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DISCUSSION OF THE INFORMATION STATEMENT

This Information Statement is being furnished in connection with the appointment of Dimensional Fund Advisors L.P. (“DFA”) as the sub-adviser to ING Focus 5 Portfolio (the “Portfolio”), a series of ING Investors Trust (the “Trust”), which, subject to shareholder of Proposal One discussed in the accompanying Proxy Statement, will become effective April 30, 2010.  As discussed below, the Portfolio has been sub-advised by ING Investment Management Co. (“ING IM”) since its inception in August 2007.  At a meeting held on January 7, 2010, due to concerns about the Portfolio’s performance and its long term viability in light of its investment strategy, management recommended and the Board of Trustees (the “Board”) of the Portfolio approved the appointment of DFA to replace ING IM as the Portfolio’s sub-adviser.  The Board also approved a new sub-advisory agreement between Directed Services LLC (“DSL”), the Portfolio’s investment adviser, and DFA (the “DFA Sub-Advisory Agreement”).

The Trust and DSL have obtained an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) granting “Manager-of-Managers” relief that permits DSL to enter into a new sub-advisory agreement with an unaffiliated sub-adviser on behalf of a fund that it manages without obtaining shareholder approval of the new agreement, under certain conditions.  Any new sub-advisory agreement must be approved by a majority of the Trust’s Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) within the meaning of that term under the Investment Company Act of 1940, as amended (the “1940 Act”).  Further, as a condition of such exemption, DSL must furnish shareholders of the affected fund with certain information about the new sub-advisory agreement.  This Information Statement is intended to comply with that condition by providing the Portfolio’s shareholders with information regarding the DFA Sub-Advisory Agreement.

WE ARE NOT ASKING YOU FOR A PROXY REGARDING THE NEW SUB-ADVISORY AGREEMENT FOR THE PORTFOLIO AND YOU ARE REQUESTED NOT TO SEND A PROXY WITH RESPECT TO THE NEW SUB-ADVISORY AGREEMENT DISCUSSED IN THIS INFORMATION STATEMENT.

NEW SUB-ADVISORY AGREEMENT
BETWEEN DSL AND DFA

Background

DSL serves as investment adviser to the Portfolio pursuant to an investment management agreement between DSL and the Trust, on behalf of the Portfolio and other series of the Trust, dated April 29, 2005, as amended (the “Investment Management Agreement”). The Investment Management Agreement for the Trust provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Portfolio’s operations, DSL may engage, subject to the approval of the Board and, where required, the Portfolio’s shareholders, sub-advisers to provide day-to-day advisory services to the Portfolio.  DSL may delegate to the sub-advisers duties, among other things, to formulate and implement the Portfolio’s investment programs, including the duty to determine what securities will be purchased and sold for the Portfolio.

The Investment Management Agreement was last renewed by the Board, including a majority of the Independent Trustees, on November 12, 2009, and was approved by the Portfolio’s initial shareholder via a written consent dated August 20, 2007.

For the services it provides to the Portfolio under the Investment Management Agreement, DSL receives an annual management fee of 0.32% of the Portfolio’s average daily net assets payable on a monthly basis. The Portfolio paid approximately $440,000 in annual advisory fees to DSL for the fiscal year ended December 31, 2009.

In accordance with the provisions for delegation of authority permitted under the Investment Management Agreement, DSL entered into a sub-advisory agreement with ING IM dated August 1, 2003, as amended. As discussed in the Proxy Statement above, due to concerns about the Portfolio’s performance and its long term viability and in light of proposed changes to its investment strategy, management recommended, and the Board approved, replacing ING IM with DFA as the Portfolio’s sub-adviser, effective April 30, 2010.  Management believes that the combination of appointing DFA as the Portfolio’s sub-adviser and the changes to the Portfolio’s investment strategy may improve the Portfolio’s long term viability. Upon entering into a sub-advisory agreement with DFA (the “DFA Sub-Advisory Agreement”), DSL delegated to DFA sub-advisory duties, including responsibility for the day-to-day management of the Portfolio, under the supervision of DSL and the Board.

At a meeting held on January 7, 2010, management proposed and the Board approved the appointment of DFA as the sub-adviser to the Portfolio. In appointing DFA, the Board also approved the DFA Sub-Advisory Agreement. Subject to shareholder of Proposal One discussed in the accompanying Proxy Statement, the DFA Sub-Advisory Agreement will become effective on April 30, 2010, for an initial term ending November 30, 2011.

What entity will serve as the sub-adviser?

Subject to shareholder approval of Proposal One, DFA will serve as the Portfolio’s sub-adviser, effective April 30, 2010. DFA is a Delaware limited partnership that is controlled by its general partner, Dimensional Holdings Inc. DFA is registered with the SEC as an investment adviser and has been providing investment management services since May 1981. DFA’s principal address is 6300 Bee Cave Road, Building One, Austin, Texas 78746. As of December 31, 2009, DFA’s assets under management were $164.6 billion.

Subject to the supervision and control of DSL and the Board, DFA will serve as the sub-adviser for the Portfolio by selecting the Underlying Funds the Portfolio will invest in and allocating the Portfolio’s assets among the Underlying Funds. DFA serves as the investment adviser to each of the Underlying Funds. As such, DFA is responsible for the management of their respective assets.

The sub-advisory fee to be paid to DFA is 0.05% on the first $500 million of the Portfolio’s average daily net assets managed by DFA and 0.02% thereafter of the Portfolio’s average daily net assets managed by DFA. For purposes of calculating the sub-advisory fee, the Portfolio’s assets will be aggregated with those of ING Global Allocation Portfolio, which is a new series of the Trust also sub-advised by DFA.

See Appendix C for a listing of the names, addresses, and the principal occupations of the principal executive officers of DFA.

The chart below sets forth the name of another investment company with investment objectives and strategies similar to those of the Portfolio, for which DFA acts as the investment adviser, the annual rate of compensation and the net assets of that investment company as of December 31, 2009.

Name of Comparable Fund	Net Assets Of the Comparable Fund (in millions)	Advisory Fee Rate (based on a percentage of Comparable Fund’s average daily net assets)
DFA Global Equity Portfolio	$1,400	0.56%

What are the key terms of the DFA Sub-Advisory Agreement?

The following description of the DFA Sub-Advisory Agreement that follows is qualified in its entirety by reference to the agreement, a form of which is attached as Appendix D.

Under the DFA Sub-Advisory Agreement, the fees payable to DFA are paid by DSL, and not by the Portfolio.  Pursuant to the DFA Sub-Advisory Agreement, DFA acts as the Portfolio’s sub-adviser.  In this capacity, DFA furnishes the Portfolio with investment advisory services in connection with a continuous investment program, and manages the Portfolio’s investments in accordance with its investment objective, investment policies and restrictions, as set forth in the Portfolio’s Prospectus and Statement of Additional Information.  Subject to the supervision and control of DSL, which in turn is subject to the supervision and control of the Board, DFA, in its discretion, determines and selects the securities to be purchased for and sold on behalf of the Portfolio and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

In the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the DFA Sub-Advisory Agreement, DFA would not be liable to the Trust, its shareholders or to DSL for any act or omission resulting in any loss suffered by the Trust, the Portfolio or the Portfolio’s shareholders in connection with any service provided under the DFA Sub-Advisory Agreement.

The sub-advisory fee payable under the DFA Sub-Advisory Agreement is computed at an annual rate, as a percentage of the Portfolio’s average daily net assets, in accordance with the schedule set out below.  For its fee, DFA furnishes, at its expense all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the DFA Sub-Advisory Agreement.  The sub-advisory fee to be paid to DFA is 0.05% on the first $500 million of the Portfolio’s average daily net assets managed by DFA and 0.02% thereafter of the Portfolio’s average daily net assets managed by DFA. For purposes of calculating the sub-advisory fee, the Portfolio’s assets will be aggregated with those of ING Global Allocation Portfolio, which is a new series of the Trust also sub-advised by DFA.

The DFA Sub-Advisory Agreement provides that none of DFA or any of its directors, officers, employees or agents shall be liable to DSL or the Trust for any loss or expense suffered by DSL or the Trust resulting from its acts or omissions as sub-adviser to the Portfolio, except for losses or expenses to DSL or the Trust resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, DFA’s duties under the DFA Sub-Advisory Agreement.

The DFA Sub-Advisory Agreement may be terminated as follows: by DSL at any time without penalty, upon sixty (60) days’ written notice to DFA and the Trust; at any time without payment of any penalty by the Trust, upon the vote of a majority of the Portfolio’s Board or a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days’ written notice to DSL and DFA; or by DFA at any time without penalty, upon 3 months’ written notice to DSL and the Trust. In addition, the DFA Sub-Advisory Agreement shall terminate in the event that it is not initially approved by the vote of a majority of the outstanding voting securities of the Portfolio at a meeting of shareholders at which approval of the agreement shall be considered by shareholders of the Portfolio.  The DFA Sub-Advisory Agreement terminates automatically in the event of its assignment as such term is described in the 1940 Act.

Will entering into the DFA Sub-Advisory Agreement change the investment strategy of the Portfolio?

Yes. Subject to shareholder approval of Proposal One discussed in the accompanying Proxy Statement, the appointment of DFA as the Portfolio’s sub-adviser will result in a change in the Portfolio’s investment objective and strategies in order to incorporate DFA’s investment style. Those changes and their effect on the Portfolio’s risk profile are discussed on pages 4-7 of the attached Proxy Statement.

What are the changes to the Portfolio’s expense structure due to the appointment of DFA as sub-adviser?

The following table shows current annual published fund expense ratios for the Portfolio as a percentage of average daily net assets, both before (total) and after (net) expense waivers and reimbursements. The pro forma operating expenses show the anticipated effects, if any, of the Proposed Conversion and Proposed Amendment on both total and net annual operating expenses, using the allocation of assets to Underlying Funds that is proposed to be used initially. As shown in the table, the Portfolio’s net expenses are expected to increase as a result of its investment strategy, which consists of investing solely in Underlying Funds. These increased expenses are attributable to the Portfolio’s share of the expenses charged by the Underlying Funds in which the Portfolio invests.

Annual Portfolio Operating Expenses (1)

(expenses that are deducted from Portfolio assets, shown as a ratio of expenses to average daily net assets)

	ING Focus 5 Portfolio (Current)		ING DFA Global All Equity Portfolio (Pro Forma - After Proposed Conversion and Proposed Amendment)

CLASS ADV
Management Fee	0.32%		0.25%
Distribution (12b-1) and Shareholder Servicing Fees(2)	0.75%		0.75%
Other Expenses(3)	0.33	%(4)	0.18%
Acquired Fund Fees and Expenses(5)	N/A		0.37%
Total Portfolio Operating Expenses	1.40	%(4)	1.55%
Waivers and Reimbursements(6)	(0.41)%		(0.34	)%(7)
Net Expenses	0.99%		1.21%

CLASS I
Management Fee	0.32%		0.25%
Distribution (12b-1) and Shareholder Servicing Fees	N/A		N/A
Other Expenses(3)	0.33	%(4)	0.18%
Acquired Fund Fees and Expenses(5)	N/A		0.37%
Total Portfolio Operating Expenses	0.65	%(4)	0.80%
Waivers and Reimbursements(6)	(0.26)%		(0.19	)%(7)
Net Expenses	0.39%		0.61%

CLASS S
Management Fee	0.32%		0.25%
Distribution (12b-1) and Shareholder Servicing Fees	0.25%		0.25%
Other Expenses(3)	0.33	%(4)	0.18%
Acquired Fund Fees and Expenses(5)	N/A		0.37%
Total Portfolio Operating Expenses	0.90	%(4)	1.05%
Waivers and Reimbursements(6)	(0.26)%		(0.19	)%(7)
Net Expenses	0.64%		0.86%

(1)

This table shows the estimated operating expenses for each class of the Portfolio as a ratio of expenses to average daily net assets. These expenses are based on each class’ actual operating expenses for the fiscal year ended December 31, 2008 as adjusted for contractual changes, if any, and fee waivers to which DSL has agreed for the fiscal year ended December 31, 2008.

(2)

ING Funds Distributor, LLC has contractually agreed to waive 0.15% of the distribution fee for Class ADV shares of the Portfolio, so that the actual fee paid by the Portfolio is an annual rate of 0.35%. Absent this waiver, the distribution fee is 0.50% of the Portfolio’s average daily net assets. The expense waiver will continue through at least May 1, 2011. There is no guarantee that this waiver will continue after this date.

(3)	Pursuant to an administration agreement, ING Funds Services, LLC receives an annual administration fee equal to 0.10% of the Portfolio’s average daily net assets.
(4)	Includes 0.06% of non-recurring offering expenses. Excluding this amount, Total Portfolio Operating Expenses would have been 1.34%, 0.59% and 0.84% for Class ADV, Class I and Class S, respectively.

(5)

The Acquired Fund Fees and Expenses are not fees or expenses incurred by the Portfolio directly. These fees and expenses include the Portfolio’s pro rata share of the cumulative expenses charged by the Underlying Funds in which the Portfolio invests. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the particular Underlying Funds. The impact of these fees is shown in “Net Expenses.”

(6)

DSL has entered into a written expense limitation agreement with the Trust, under which it will limit the expenses of the Portfolio, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, subject to possible recoupment by DSL within three years. The expense limitation agreement shall continue until May 1, 2011. The amount of the Portfolio’s expenses waived or reimbursed during the last fiscal year is shown under the heading Waivers and Reimbursements. This amount also includes the distribution fee waiver discussed in footnote 2. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless DSL provides written notice of termination of the expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the management agreement.

(7)

Pursuant to a side agreement dated May 1, 2010 and contingent upon shareholder approval of both Proposals, DSL has agreed to limit the expenses of the Portfolio, excluding interest, taxes, brokerage commissions and extraordinary expenses. The amounts waived under this side agreement are not subject to recoupment by DSL. This side agreement shall continue until May 1, 2012 and is only renewable at the election of DSL.

What was the process of selecting DFA as sub-adviser to the Portfolio?

At the January 7, 2010 Board meeting, management recommended, and the Board approved, the replacement of ING IM as sub-adviser to the Portfolio. In evaluating alternatives for the Portfolio, management considered reorganization and liquidation options for the Portfolio.  Due to the unique investment strategy implemented by the Portfolio and the absence of a similar fund within the ING mutual fund complex to serve as the surviving fund, management determined that a reorganization of the Portfolio was not an ideal solution. Liquidating the Portfolio was also deemed an unfavorable solution because of the relatively disruptive nature of fund liquidations to Variable Contract Holders and Plan Participants. Accordingly, management recommended and the Board agreed that a sub-adviser change represents the most favorable course of action to the Portfolio and its shareholders.

In reviewing potential sub-advisers, management considered a number of factors that were relevant to the selection of a new sub-adviser to the Portfolio. Each potential sub-adviser had to meet fundamental requirements regarding experience and reputation to merit consideration. Beyond this, DSL focused on each potential sub-adviser’s investment process, investment performance, and fees.

DSL determined that DFA possesses the right mix of attributes to manage the Portfolio, and therefore recommended DFA to the Board as the new sub-adviser to the Portfolio. In recommending DFA to serve as sub-adviser, management considered that DFA has had success managing the DFA Fund, which is a risk-based asset allocation fund-of-funds investing solely in Underlying Funds. DFA intends to manage the Portfolio in a style similar to that in which it manages the DFA Fund.

The Board has established an Investment Review Committee to, among other things, monitor the performance of each ING fund and make recommendations to the Board with respect to each fund. In advance of the Committee’s meeting held on January 6, 2010, DSL provided the Committee members with written materials in support of the proposed appointment of DFA as the sub-adviser to the Portfolio. Among the materials provided to the Committee was a discussion of DSL’s rationale for recommending DFA as a sub-adviser, written materials provided by DFA with respect to its proposed strategy for the Portfolio, its compliance structure and the resources it could devote to managing the Portfolio, and information with respect to DFA’s performance in managing the DFA Fund. The Committee also considered the reputation of DFA in the industry.  At the conclusion of the meeting, the Committee determined that it would recommend to the full Board the proposed appointment of DFA as the sub-adviser to the Portfolio.

The Board has also established a Contracts Committee for the purpose of overseeing agreements or plans involving the ING Funds, including the Portfolio. In advance of the Committee’s telephonic meeting held on December 29, 2009, Management provided the Committee members with written materials in support of the proposed new sub-adviser to the Portfolio.  The Committee reviewed the terms of the DFA Sub-Advisory Agreement and such other materials relevant to its evaluation of the proposed appointment of DFA as the sub-adviser to the Portfolio. At the conclusion of the meeting, the Committee determined that it would recommend to the full Board, approval of the DFA Sub-Advisory Agreement.

At the January 7, 2010 Board meeting, the Board considered the materials provided to the Investment Review Committee and the Contracts Committee and consequently approved a proposal to engage DFA to provide sub-advisory services to the Portfolio.  Subject to shareholder approval of the Proposal One discussed in the accompanying Proxy Statement, DFA will become the sub-adviser to the Portfolio, effective April 30, 2010.

This Information Statement serves as the notification to the Portfolio’s shareholders of the sub-advisory agreement, as required under the exemptive order granting “Manager of Managers” relief to DSL.  A form of the DFA Sub-Advisory Agreement is attached as Appendix D to this Information Statement.

What were the factors considered by the Board?

At a meeting of the Board held on January 7, 2010, the Board, including a majority of the Independent Trustees, determined to appoint DFA as the sub-adviser to the Portfolio pursuant to the DFA Sub-Advisory Agreement.  In determining whether to approve the DFA Sub-Advisory Agreement, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the DFA Sub-Advisory agreement should be approved for the Portfolio.  The materials provided to the Board in support of the DFA Sub-Advisory Agreement included the following:  (1) DFA’s presentation before the Investment Review Committee at its January 6, 2010 meeting; (2) memoranda and related materials provided to the Board in advance of its January 7, 2010 meeting that discuss management’s rationale for recommending that DFA serve as the sub-adviser to the Portfolio; (3) responses from DFA to questions posed by K&L Gates LLP, independent legal counsel, on behalf of the Independent Trustees; (4) supporting documentation, including a copy of the DFA Sub-Advisory Agreement on behalf of the Portfolio; and (5) other information relevant to the Board’s evaluation.

The Board’s consideration of whether to approve the DFA Sub-Advisory Agreement took into account several factors including, but not limited to, the following:  (1) the view of DSL with respect to the reputation of DFA as a manager to the DFA Fund, which is managed in a style similar to the manner in which DFA will manage the Portfolio and the consistent and solid performance of the DFA Fund; (2) DFA’s strength and reputation in the industry; (3) the nature and quality of the services to be provided by DFA under the DFA Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of DFA and its fit among the stable of managers in the ING funds line-up; (5) the fairness of the compensation under the DFA Sub-Advisory Agreement in light of the services to be provided by DFA and the projected profitability of DFA as the Portfolio’s sub-adviser; (6) the costs of the services to be provided by DFA; (7) the lower sub-advisory fee payable by DSL to DFA and the effect of the Underlying Fund expenses on the overall net expenses of the Portfolio; (8) DFA’s operations and compliance program, including its policies and procedures intended to assure compliance with the federal securities laws; (9) the appropriateness of the selection of DFA in light of the Portfolio’s investment objective and investor base; and (10) DFA’s Code of Ethics and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions:  (1) DFA should be appointed to serve as the sub-adviser to the Portfolio under the DFA Sub-Advisory Agreement between DSL and DFA; and (2) the sub-advisory fee rate payable by DSL to DFA is reasonable in the context of all factors considered by the Board.  Based on these conclusions and other factors, the Board voted to approve the DFA Sub-Advisory Agreement between DSL and DFA for the Portfolio.  During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

Who pays for this combined Proxy Statement and Information Statement?

DSL will bear the costs associated with the requirements of notifying shareholders regarding the appointment of DFA as the Portfolio’s sub-adviser and obtaining shareholder approval of the proposals contained in the attached Proxy Statement, including, but not limited to, the cost of preparing and filing the combined Proxy Statement and Information Statement, distributing the combined Proxy Statement and Information Statement to shareholders and conducting the shareholder meeting.

Annual/Semi-Annual Reports

As discussed above in the Proxy Statement portion of this Joint Proxy/Information Statement, copies of the Portfolio’s most recent annual shareholder report for the fiscal year ended December 31, 2009, were mailed to shareholders on or around March 2, 2010.  Copies of the Portfolio’s semi-annual report for the period ended June 30, 2009 were mailed to shareholders on or around August 31, 2009.  You can obtain copies of the Annual and Semi-Annual Reports of the Portfolio upon request, without charge, by writing to the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention:

Literature Fulfillment, or by calling (800) 992-0180.  This Joint Proxy/Information Statement should be read in conjunction with the annual or semi-annual reports.

Should you have any questions about the Portfolio, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180.  Shareholder Services is open Monday through Friday from 9:00 a.m. — 7:00 p.m. Eastern time.

APPENDIX A

Beneficial Owners of More than 5% of a Class of the Portfolio

As of January 29, 2010

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Portfolio
ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	100.0% Class ADV; Beneficial	0.0%
Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 1 Orange Way Windsor, CT 06095	55.4% Class I; Beneficial	0.1%
Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	41.6% Class I; Beneficial	1.1%
ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	99.1% Class S; Beneficial	98.8%

* Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

A-1

APPENDIX B

FORM OF PROPOSED AMENDMENT TO INVESTMENT MANAGEMENT AGREEMENT

April 30, 2010

Mr. Todd Modic

Directed Services LLC

1475 Dunwoody Drive

West Chester, PA 19380

Dear Mr. Modic:

Pursuant to the Amended and Restated Investment Management Agreement dated April 29, 2005, as amended and restated between ING Investors Trust and Directed Services LLC (the “Agreement”), we hereby notify you of our intention to: (1) retain you as Manager to render investment advisory services to ING DFA Global Allocation Portfolio (the “DFA Global Allocation Portfolio”); and (2) modify the annual investment management fee for ING DFA Global All Equity Portfolio (“DFA Global All Equity Portfolio”) (formerly, ING Focus 5 Portfolio), effective on or about April 30, 2010.

Upon your acceptance, the Agreement will be modified to give effect to the foregoing by amending the Amended Schedule A of the Agreement.  The Amended Schedule A, which indicates the annual investment management fee for DFA Global Allocation Portfolio and the modified annual investment management fee for DFA Global All Equity Portfolio, is attached hereto.

The Amended Schedule A has also been updated to reflect the name change for ING Van Kampen Global Tactical Asset Allocation Portfolio to ING Morgan Stanley Global Tactical Asset Allocation Portfolio.

Please signify your acceptance 1) to act as Manager under the Agreement with respect to the aforementioned DFA Global Allocation Portfolio, and 2) to the modified annual investment management fee for DFA Global All Equity Portfolio, by signing below.

Very sincerely,

Kimberly A. Anderson
Senior Vice President
ING Investors Trust

ACCEPTED AND AGREED TO:
Directed Services LLC

By:
Name:	Todd Modic
Title:	Vice President, Duly Authorized

AMENDED SCHEDULE A

with respect to the

AMENDED AND RESTATED
INVESTMENT MANAGEMENT AGREEMENT

between

ING INVESTORS TRUST

And

DIRECTED SERVICES LLC

Series	Effective Date	Annual Investment Management Fee
(as a % of average daily net assets)

ING DFA Global All Equity Portfolio	April 30, 2010	0.25% on all assets

ING DFA Global Allocation Portfolio	April 30, 2010	0.25% on all assets

ING Morgan Stanley Global Tactical Asset Allocation Portfolio	September 15, 2008	0.75% on the first $500 million; and 0.725% on assets in excess of $500 million

AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT

This Agreement, effective April 29, 2005, is hereby amended and restated the 1st day of January, 2007, between ING Investors Trust (the “Trust”), a Massachusetts business trust, and Directed Services, LLC (the “Manager”), a Delaware limited liability company (the “Agreement”).

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Trust may offer shares of additional series in the future;

WHEREAS, the Trust desires to avail itself of the services of the Manager for the provision of advisory and management services for the Trust; and

WHEREAS, the Manager is willing to render such services to the Trust.

NOW, THEREFORE, in consideration of the premises, the promises and mutual covenants herein contained, it is agreed between the parties as follows:

1.                                      Appointment.  The Trust hereby appoints the Manager, subject to the direction of the Board of Trustees (the “Board”), for the period and on the terms set forth in this Agreement, to provide advisory, management, and other services, as described herein, with respect to each series of the Trust set forth on Schedule A hereto (individually and collectively referred to herein as “Series”).  The Manager accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

In the event the Trust establishes and designates additional series (other than the Series) with respect to which it desires to retain the Manager to render advisory services hereunder, it shall notify the Manager in writing.  If the Manager is willing to render such services, it shall notify the Trust in writing, whereupon such additional series shall become a Series hereunder, and be subject to this Agreement.

Subject to the approval of the Board of Trustees of the Trust, the Manager is authorized to enter into portfolio management agreements with other registered investment advisers to serve as investment sub-advisers, whether or not affiliated with the Manager (each a “Portfolio Manager”).  The Manager will continue to have responsibility for all services furnished pursuant to any subadvisory agreement (each a “Portfolio Management Agreement”).  The Trust and Manager understand and agree that the Manager may manage each Series in a “manager-of-managers” style with either a single or multiple portfolio managers, which contemplates that the Manager will, among other things and pursuant to an Order issued by the Securities and Exchange Commission (the “SEC”) or applicable regulation under the 1940 Act:  (a) continually evaluate the performance of the Portfolio Managers to the Trust; and (b) periodically make recommendations to the Trust’s Board regarding the results of its evaluation and monitoring functions.  The Trust recognizes that, subject to the approval of the Board of Trustees of the Trust, a Portfolio Manager’s services may be terminated or modified and that the Manager may appoint a new Portfolio Manager for a Series, subject to an applicable SEC Order or applicable regulation under the 1940 Act.

2.                                      Services of the Manager.  The Manager represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940 and will maintain such registration for so long as required by applicable law.  Subject to the general supervision of the Board of the Trust, the Manager shall provide the following advisory, management, and other services with respect to the Series:

(a)                                 Provide general, investment advice and guidance with respect to the Series and provide advice and guidance to the Trust’s Trustees, and oversee the management of the investments of the Series and the composition of each Series’ portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with each Series’ investment objective or objectives and policies as stated in the Trust’s current registration statement, which management may be provided by others selected by the Manager and approved by the Board as provided below or directly by the Manager as provided in Section 3 of this Agreement;

(b)                                 In the event that the Manager wishes to select others to render investment management services, the Manager shall analyze, select and recommend for consideration and approval by the Trust’s Board investment advisory firms (however organized) to provide investment advice to one or more of the Series, and, at the expense of the Manager, engage (which engagement may also be by the

Trust) such investment advisory firms to render investment advice and manage the investments of such Series and the composition of each such Series’ portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with the Series’ investment objective or objectives and policies as stated in the Trust’s current registration statement;

(c)                                  Periodically monitor and evaluate the performance of the Portfolio Managers with respect to the investment objectives and policies of the Series;

(d)                                 Monitor the Portfolio Managers for compliance with the investment objective or objectives, policies and restrictions of each Series, the 1940 Act, Subchapter M of the Internal Revenue Code, Section 817(h) of the Internal Revenue Code, to the extent applicable, and if applicable, regulations under such provisions, and other applicable law;

(e)                                  If appropriate, analyze and recommend for consideration by the Trust’s Board termination of a contract with a Portfolio Manager under which the Portfolio Manager provides investment advisory services to one or more of the Series;

(f)                                   Supervise Portfolio Managers with respect to the services that such Portfolio Managers provide under respective Portfolio Management Agreements;

(g)                                  Render to the Board of the Trust such periodic and special reports as the Board may reasonably request; and

(h)                                 Make available its officers and employees to the Board and officers of the Trust for consultation and discussions regarding the administration and management of the Series and services provided to the Trust under this Agreement.

3.                                      Investment Management Authority.  In the event the Manager wishes to render investment management services directly to a Series, then with respect to any such Series, the Manager, subject to the supervision of the Trust’s Board, will provide a continuous investment program for the Series’ portfolio and determine the composition of the assets of the Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, offered to the public, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Manager is hereby authorized to execute and perform such services on behalf of the Series.  To the extent permitted by the investment policies of the Series, the Manager shall make decisions for the Series as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of the Series.  The Manager will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the SEC, as amended.  Furthermore:

(a)                                 The Manager will manage the Series so that each will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and so as to ensure compliance by the Series with the diversification requirements of Section 817(h) of the Internal Revenue Code and with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies.  In managing the Series in accordance with these requirements, the Manager shall be entitled to receive and act upon advice of counsel to the Trust or counsel to the Manager.

(b)                                 The Manager will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933 and the 1940 Act, as supplemented or amended.

(c)                                  On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Series as well as any other investment advisory clients, the Manager may, to the extent permitted by applicable laws and regulations and any applicable procedures adopted by the Trust’s Board, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in a manner that is fair and equitable in the judgment of the Manager in the exercise of its fiduciary obligations to the Trust and to such other clients.

(d)                                 In connection with the purchase and sale of securities of the Series, the Manager will arrange for the transmission to the custodian for the Trust on a daily basis, of such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Manager will arrange for the prompt transmission of the confirmation of such trades to the Trust’s custodian.

(e)                                  The Manager will assist the custodian or portfolio accounting agent for the Trust in determining, consistent with the procedures and policies stated in the Registration Statement for the Trust and any applicable procedures adopted by the Trust’s Board, the value of any portfolio securities or other assets of the Series for which the custodian or portfolio accounting agent seeks assistance or review from the Manager.

(f)                                   The Manager will make available to the Trust, promptly upon request, any of the Series’ or the Managers’ investment records and ledgers as are necessary to assist the Trust to comply with requirements of the 1940 Act, as well as other applicable laws.  The Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(g)                                  The Manager will regularly report to the Trust’s Board on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the Trust’s Board with respect to the Series such periodic and special reports as the Trustees may reasonably request.

(h)                                 In connection with its responsibilities under this Section 3, the Manager is responsible for decisions to buy and sell securities and other investments for the Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates.  The Manager’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Trust, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, execution capabilities and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Manager in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered.  Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion.  To the extent consistent with these standards and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, the Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Manager if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Series, the Manager or an affiliate of the Manager.  Such allocation shall be in such amounts and proportions as the Manager shall determine consistent with the above standards, and the Manager will report on said allocation regularly to the Board of Trustees of the Trust indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.                                      Conformity with Applicable Law.  The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Registration Statement of the Trust and with the instructions and directions of the Board of the Trust and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

5.                                      Exclusivity.  The services of the Manager to the Trust under this Agreement are not to be deemed exclusive, and the Manager, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Series) and to engage in other activities, so long as its services hereunder are not impaired thereby.

6.                                      Documents.  The Trust has delivered properly certified or authenticated copies of each of the following documents to the Manager and will deliver to it all future amendments and supplements thereto, if any:

(a)                                 certified resolution of the Board of the Trust authorizing the appointment of the Manager and approving the form of this Agreement;

(b)                                 the Registration Statement as filed with the SEC and any amendments thereto; and

(c)                                  exhibits, powers of attorney, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

7.                                      Records.  The Trust agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Trust with respect to the Series by the 1940 Act.  The Manager further agrees that all records of the Series are the property of the Trust and, to the extent held by the Manager, it will promptly surrender any of such records upon request.

8.                                      Expenses.  During the term of this Agreement, the Manager will pay all expenses incurred by it in connection with its activities under this Agreement, except such expenses as are assumed by the Trust under this Agreement and such expenses as are assumed by a Portfolio Manager under its Portfolio Management Agreement.  The Manager further agrees to pay all fees payable to the Portfolio Managers, executive salaries and expenses of the Trustees of the Trust who are employees of the Manager or its affiliates, and office rent of the Trust.  The Trust shall be responsible for all of the other expenses of its operations, including, without limitation, the management fee payable hereunder; brokerage commissions; interest; legal fees and expenses of attorneys; fees of auditors, transfer agents and dividend disbursing agents, custodians and shareholder servicing agents; the expense of obtaining quotations for calculating the Trust’s net asset value; taxes, if any, and the preparation of the Trust’s tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Trust under federal and state laws and regulations (including the salary of employees of the Manager engaged in the registering and qualifying of shares of the Trust under federal and state laws and regulations or a pro-rata portion of the salary of employees to the extent so engaged); salaries of personnel involved in placing orders for the execution of the Trust’s portfolio transactions; expenses of disposition or offering any of the portfolio securities held by a Series; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and director meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees of the Trust who are not employees of the Manager or any Portfolio Manager, or their affiliates; Board approved trade association dues; insurance premiums; and extraordinary expenses such as litigation expenses.  To the extent the Manager incurs any costs or performs any services which are an obligation of the Trust, as set forth herein, the Trust shall promptly reimburse the Manager for such costs and expenses.  To the extent the services for which the Trust is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Trust only to the extent of its costs for such services.

9.                                      Compensation.  For the services provided by the Manager to each Series pursuant to this Agreement, the Trust will pay to the Manager an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  Payment of the above fees shall be in addition to any amount paid to the Manager for the salary of its employees for performing services which are an obligation of the Trust as provided in Section 8.  The fee will be appropriately pro-rated to reflect any portion of a calendar month that this Agreement is not in effect between the Manager and the Trust.

10.                               Liability of the Manager.  The Manager may rely on information reasonably believed by it to be accurate and reliable.  Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its members, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Manager’s duties, or by reason of reckless disregard of the Manager’s obligations and duties under this Agreement.  Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its members, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Portfolio Manager or any of the Portfolio Manager’s stockholders or partners, officers, directors, employees, or agents connected with or arising out of any services rendered under a Portfolio Management Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Manager’s duties under this Agreement, or by reason of reckless disregard of the Manager’s obligations and duties under this Agreement.  No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever, in his or her official capacity, to any person, including the Portfolio Manager, other than to the Trust or its shareholders, in connection with Trust property or the affairs of the Trust, save only that arising from his or her bad faith, willful misfeasance, negligence or reckless disregard of his or her duty to such person; and all such persons shall look solely to the Trust property for satisfaction of claims of any nature against a Trustee, officer, employee or agent of the Trust arising in connection with the affairs of the Trust.  Moreover, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Series shall be enforceable against the assets and property of that Series only, and not against the assets or property of any other series of the Trust.

11.                               Continuation and Termination.  With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Amendment, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2007  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Amendment, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or

(ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

This Agreement may be terminated by the Trust at any time, in its entirety or with respect to a Series, without the payment of any penalty, by vote of a majority of the Board of the Trust or by a vote of a majority of the outstanding voting shares of the Trust, or with respect to a Series, by vote of a majority of the outstanding voting shares of such Series, on sixty (60) days’ written notice to the Manager, or by the Manager at any time, without the payment of any penalty, on sixty (60) days’ written notice to the Trust.  This Agreement will automatically and immediately terminate in the event of its “assignment” as described in the 1940 Act.

12.                               Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Trust.  Otherwise, a written amendment of this Agreement is effective upon the approval of the Board and the Manager.

13.                               Use of Name.  It is understood that the name “Directed Services, LLC” or any derivative thereof or logo associated with that name is the valuable property of the Manager and its affiliates, and that the Trust and/or the Series have the right to use such name (or derivative or logo) only so long as this Agreement shall continue with respect to such Trust and/or Series.  Upon termination of this Agreement, the Trust (or Series) shall forthwith cease to use such name (or derivative or logo) and, in the case of the Trust, shall promptly amend its Amended and Restated Agreement and Declaration of Trust to change its name (if such name is included therein).

14.                               Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

15.                               Applicable Law.

(a)                                 This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rules or order of the SEC thereunder.

(b)                                 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(c)                                  The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ING INVESTORS TRUST

By:	/s/ Robert S. Naka
Robert S. Naka
Executive Vice President

DIRECTED SERVICES, LLC

By:	/s/ Todd Modic
Todd Modic
Vice President

AMENDED SCHEDULE A

with respect to the

AMENDED AND RESTATED
INVESTMENT MANAGEMENT AGREEMENT

between

ING INVESTORS TRUST

and

DIRECTED SERVICES LLC

Series	Effective Date	Annual Investment Management Fee
(as a % of average daily net assets)

ING American Funds World Allocation Portfolio	September 15, 2008	0.10% on all assets

ING BlackRock Inflation Protected Bond Portfolio		0.450% on first $200 million; 0.400% on next $800 million; and 0.300% on assets over $1 billion

ING Focus 5 Portfolio		0.32% on all assets

ING Franklin Income Portfolio		0.65% on the first $500 million; and 0.60% on assets over $500 million

ING Franklin Templeton Founding Strategy Portfolio		0.00%

ING Goldman Sachs Commodity Strategy Portfolio	April 28, 2008	0.70% on the first $1 billion; and 0.65% on assets over $1 billion

ING Marsico International Opportunities Portfolio		0.540% on first $21 billion; and 0.530% on assets over $21 billion

ING MFS Utilities Portfolio

0.600% on first $1 billion;

0.550% on next $500 million;

0.500% on next $5 billion;

0.470% on next $5 billion;

0.450% on next $5 billion;

0.440% on next $5 billion; and

0.430% on assets over $21.5 billion

ING Multi-Manager International Small Cap Portfolio	April 28, 2008	1.00% on the first $1 billion; and 0.97% on assets over $1 billion

Series	Effective Date	Annual Investment Management Fee
(as a % of average daily net assets)

ING Pioneer Equity Income Portfolio		0.65% on first $500 million; and 0.60% on assets over $500 million

ING Retirement Conservative Portfolio(1) ING Retirement Growth Portfolio(1) ING Retirement Moderate Growth Portfolio(1) ING Retirement Moderate Portfolio(1)	August 12, 2009	If the Portfolio invests in Underlying Funds within the ING Fund Complex: 0.14% If the Portfolio invests in Underlying Funds outside the ING Fund Complex and/or Direct Investments: 0.24%

ING Van Kampen Global Tactical Asset Allocation Portfolio	September 15, 2008	0.75% on the first $500 million; and 0.725% on assets in excess of $500 million

ING Wells Fargo Small Cap Disciplined Portfolio		0.77% on first $500 million; 0.70% on next $500 million; 0.65% on next $500 million; 0.60% on next $5 billion; and 0.53% on assets over $6.5 billion

(1) “Direct Investments” shall mean assets which are not shares of open-end investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  “Underlying Funds” shall mean open-end investment companies registered under the 1940 Act.

APPENDIX C

Principal Executive Officers of ING Investors Trust, who are Officers of Directed Services LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews — President and Chief Executive Officer

Michael J. Roland — Executive Vice President

Kimberly A. Anderson — Senior Vice President

Principal Executive Officers of Directed Services LLC

1475 Dunwoody Drive

West Chester, PA 19380

Name and Title

 Shaun P. Mathews — Executive Vice President

Richard Gelfand — Chief Financial Officer

Kimberly A. Anderson — Senior Vice President

Michael J. Roland — Senior Vice President

David Pendegrass — Senior Vice President and Treasurer

Joseph M. O’Donnell — Chief Compliance Officer

Joy M. Benner — Secretary

Principal Executive Officers of Dimensional Fund Advisors L.P.

6300 Bee Cave Road, Building One

Austin, Texas 78746

Name and Title

David G. Booth — Chairman, President & Chief Executive Officer

Catherine L. Newell — Vice President, Chief Legal Officer & Secretary

 Christopher S. Crossan — Vice President & Global Chief Compliance Officer

 Patrick M. Keating —Vice President & Chief Operating Officer

David R. Martin —Vice President, Chief Financial Officer & Treasurer

Eduardo A. Repetto — Vice President & Chief Investment Officer

C-1

APPENDIX D

FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT made this      day of       ,         , among ING Investors Trust (the “Trust”), a Massachusetts business trust, Directed Services LLC (the “Adviser”), a Delaware limited liability company, and Dimensional Fund Advisors LP (the “Sub-Adviser”), a limited partnership organized under the laws of the State of <State> (the “Agreement”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company;

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

WHEREAS, pursuant to a Management Agreement, effective as of April 29, 2005, as amended and restated on January 1, 2007, a copy of which has been provided to the Sub-Adviser, the Trust has retained the Adviser to render advisory, management, and administrative services with respect to the Trust’s series;

WHEREAS, the Trust and the Adviser wish to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Trust and the Sub-Adviser is willing to furnish such services to the Trust and the Adviser.

NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Trust, the Adviser, and the Sub-Adviser as follows:

1.  Appointment.  The Trust and the Adviser hereby appoint the Sub-Adviser to act as the sub-adviser to the series of the Trust designated on Schedule A of this Agreement (each a “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Trust designates one or more series other than the Series with respect to which the Trust and the Adviser wish to retain the Sub-Adviser to render investment advisory services hereunder, they shall promptly notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall so notify the Trust and Adviser in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Portfolio Management Duties and Authority.

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and the Adviser, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of each Series should be held in the various securities and other investments in which it may invest, and the Sub-Adviser is hereby authorized to execute and perform such services on behalf of each Series.  To the extent permitted by the investment policies of the Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters.  The Sub-Adviser will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as from time to time amended (the “Registration Statement”), copies of which shall be sent to the Sub-Adviser by the Adviser upon filing with the SEC.  The Sub-Adviser is authorized to exercise tender offers and exchange offers on behalf of the Series, each as the Sub-Adviser determines is in the best interest of the Series.  The Sub-Adviser and Adviser further agree as follows:

(a)  The Sub-Adviser will (1) manage each Series so that no action or omission on the part of the Sub-Adviser will cause a Series to fail to meet the requirements to qualify as a regulated investment company specified in Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) (other than the requirements for the Trust to register under the 1940 Act and to file with its tax return an election to be a regulated investment company and satisfy the distribution requirements under Section 852 (a) of the Internal Revenue Code, all of which shall not be the responsibility of the Sub-Adviser), (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder, and (3) use reasonable efforts to manage the Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies.  The Adviser will notify the Sub-Adviser promptly if the Adviser believes that a Series is in violation of any requirement specified in the first sentence of this paragraph.

(b)  On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Series as well as of other investment advisory clients of the Sub-Adviser or any of its affiliates, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust and to such other clients, provided, however that the Adviser and the Board shall have the right to review and request changes to the Sub-Adviser’s manner of allocation, provided further that any requested changes to such manner of allocation shall be implemented on a prospective basis only.

(c)  In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(d)  The Sub-Adviser will assist the portfolio accounting agent for the Trust or the Adviser in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Series for which the portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.

(e)  The Sub-Adviser will make available to the Trust and the Adviser, promptly upon reasonable request, all of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian and portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Adviser to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(f)  The Sub-Adviser will provide reports to the Trust’s Board for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the Trust’s Board with respect to the Series such periodic and special reports as the Trustees and the Adviser may reasonably request.

(g)  In rendering the services required under this Agreement, the Sub-Adviser may, from time to time, employ or associate with itself such affiliated or unaffiliated person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement.  The Sub-Adviser may not retain, employ or associate itself with any company that would be an “investment adviser,” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust’s Board and a majority who are not parties to any agreement or contract with such company and who are not “interested persons,” as defined in the 1940 Act, of the Trust, the Adviser, or the Sub-Adviser, or any such company, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act.  The Sub-Adviser shall be responsible for making reasonable inquiries and for reasonably ensuring that no associated person of the Sub-Adviser, or of any company that the Sub-Adviser has retained, employed, or with which it has associated with respect to the investment management of the Series, to the best of the Sub-Adviser’s knowledge, had in any material connection with the handling of assets:

(i)  been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)  been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

(iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

(h)  In using spot and forward foreign exchange contracts for the Series as an investment the parties represent the following:

(i)  That the Adviser is properly and lawfully established with full power and authority to enter into spot and forward foreign exchange contracts, to perform its obligations under such foreign exchange contracts and to procure the Sub-Adviser to enter into such foreign exchange contracts on its behalf.

(ii)  That the Adviser may not, except for purposes of redemptions, expenses, and other costs of doing business, encumber funds which the Sub-Adviser has under the Sub-Adviser’s management or which benefit from the Sub-Adviser’s investment advice.  If the Adviser requires funds for any redemptions, expenses, and other costs of doing business, the Sub-Adviser will make funds available in a reasonably timely manner for the Adviser to meet such obligations.  The Adviser reserves the right to segregate assets upon notice to the Sub-Adviser and provide different arrangements for investment management with respect to those assets.

(iii)  That the Sub-Adviser has been granted full power and authority to enter into foreign exchange contracts as agent on the Adviser’s behalf and to give instructions for settlement for the same.

(iv)  That the Sub-Adviser has full authority to instruct Adviser’s and Trust’s custodian in conformity with its mandate.

(v)  That in the event of the termination of this Agreement, the Sub-Adviser, if legally and operationally possible, may offer the Series’ counterparty the option to leave open any existing foreign exchange contracts or to close them out at prevailing market rates.

(i)  The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Adviser gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Adviser or to any agent of the Adviser designated by the Adviser in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Adviser and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a written voting recommendation to the Adviser for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

3.  Broker-Dealer Selection.  The Sub-Adviser is hereby authorized to place orders for the purchase and sale of securities and other investments for each Series’ portfolio, with or through such persons, brokers or dealers and to negotiate commissions to be paid on such transactions and to supervise the execution thereof.  The Sub-Adviser’s primary consideration in effecting any such transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Registration Statement, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered.

Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser may effect a transaction on behalf of the Series with a broker-dealer who provides brokerage and research services to the Sub-Adviser notwithstanding the fact that the commissions payable with respect to any such transaction may be greater than the amount of any commission another broker-dealer might have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion.

The Sub-Adviser will consult with the Adviser to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Adviser.  To the extent consistent with this Agreement, the Sub-Adviser is further authorized to allocate orders placed by it on behalf of the Series to the Sub-Adviser as agent if it is registered as a broker-dealer with the SEC, to any of its affiliated broker-dealers as agents, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Board indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.  Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about or information relating, directly or indirectly, to the Sub-Adviser, to the Sub-Adviser’s knowledge, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act, or alternatively that it is not required to be a registered investment adviser under the Advisers Act to perform the duties described in this Agreement, and that it is a duly registered investment adviser in all states in which the Sub-Adviser is required to be registered and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Adviser with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV and any amendment is filed with the SEC, and a copy of its written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, together with evidence of its adoption.

5.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with the portfolio management duties specified in this Agreement.  In addition, if the Trust is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Trust and/or the Adviser for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.  The Adviser or the Trust shall be responsible for all the expenses of the Trust’s operations including, but not limited to:

(a)  Expenses of all audits by the Trust’s independent public accountants;

(b)  Expenses of the Series’ transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

(c)  Expenses of the Series’ custodial services including recordkeeping services provided by the custodian;

(d)  Expenses of obtaining quotations for calculating the value of each Series’ net assets;

(e)  Expenses of obtaining Portfolio Activity Reports and Analyses of International Management Reports (as appropriate) for each Series;

(f)  Expenses of maintaining the Trust’s tax records;

(g)  Salaries and other compensation of any of the Trust’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Sub-Adviser or an affiliate of the Sub-Adviser;

(h)  Taxes levied against the Trust;

(i)  Brokerage fees and commissions, transfer fees, registration fees, taxes and similar liabilities and costs properly payable or incurred in connection with the purchase and sale of portfolio securities for the Series;

(j)  Costs, including the interest expense, of borrowing money;

(k)  Costs and/or fees incident to meetings of the Trust’s shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’s existence, and the regulation of shares with federal and state securities or insurance authorities;

(l)  The Trust’s legal fees, including the legal fees related to the registration and continued qualification of the Trust’s shares for sale;

(m)  Trustees’ fees and expenses to trustees who are not officers, employees, or stockholders of the Sub-Adviser or any affiliate thereof;

(n)  The Trust’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(o)  Association membership dues;

(p)  Extraordinary expenses of the Trust as may arise including expenses incurred in connection with litigation, proceedings, and other claims (unless the Sub-Adviser is responsible for such expenses under Section 13 of this Agreement), and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

(q)  Organizational and offering expenses.

6.  Compensation.  For the services provided to each Series, the Adviser will pay the Sub-Adviser a fee, payable as described in Schedule A.

The fee will be prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser.

7.  Seed Money.  The Adviser agrees that the Sub-Adviser shall not be responsible for providing money for the initial capitalization of the Series.

8.  Compliance.

(a)  The Trust and the Adviser acknowledge that the Sub-Adviser is not the compliance agent for any Series or for the Trust or the Adviser, and does not have access to all of each Series’ books and records necessary to perform certain compliance testing.  To the extent that the Sub-Adviser has agreed to perform the services specified in Section 2 in accordance with the Trust’s registration statement, the Trust’s Amended and Restated Agreement and Declaration of Trust and By-Laws, the Trust’s Prospectus and any policies adopted by the Trust’s Board applicable to the Series (collectively, the “Charter Requirements”), and in accordance with applicable law (including Subchapters M and L of the Code, the 1940 Act and the Advisers Act (“Applicable Law”)), the Sub-Adviser shall perform such services based upon its books and records with respect to each Series, which comprise a portion of each Series’ books and records, and upon information and written instructions received from the Trust, the Adviser or the Trust’s administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Trust, the Adviser, or the Trust’s administrator.  The Adviser shall promptly provide the Sub-Adviser with copies of the Trust’s registration statement, the Trust’s Amended and Restated Agreement and Declaration of Trust and By-Laws, the Trust’s currently effective Prospectus and any written policies and procedures adopted by the Trust’s Board applicable to the Portfolio and any amendments or revisions thereto.  The Sub-Adviser agrees that it shall promptly notify the Adviser and the Trust (1) in the event that the SEC or other governmental authority has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder.  The Sub-Adviser further agrees to notify the Adviser and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement as then in effect, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.

(b)  The Adviser agrees that it shall immediately notify the Sub-Adviser (1) in the event that the SEC has censured the Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder.

9.  Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Adviser’s reasonable request, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in such rules.

10.  Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust.

Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Adviser and the Sub-Adviser, and the Adviser shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Adviser by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Adviser, or if available from a source other than the Adviser, Sub-Adviser or the Trust.

11.  Representations Respecting Sub-Adviser.

(a)  During the term of this Agreement, the Trust and the Adviser agree to furnish to the Sub-Adviser at its principal offices prior to use thereof copies of all Registration Statements and amendments thereto, prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or any Series or to the public that refer or relate in any way to the Sub-Adviser or any of its affiliates (other than the Adviser), or that use any derivative of the names “<Sub-Adviser>,” or any derivative thereof or logos associated therewith. The Trust and the Adviser agree that they will not use any such material without the prior consent of the Sub-Adviser, which consent shall not be unreasonably withheld.  In the event of the termination of this Agreement, the Trust and the Adviser will furnish to the Sub-Adviser copies of any of the above-mentioned materials that refer or relate in any way to the Sub-Adviser;

(b)  The Trust and the Adviser will furnish to the Sub-Adviser such information relating to either of them or the business affairs of the Trust as the Sub-Adviser shall from time to time reasonably request in order to discharge its obligations hereunder;

(c)  The Adviser and the Trust agree that neither the Trust, the Adviser, nor affiliated persons of the Trust or the Adviser shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

12.  Services Not Exclusive.  The services of the Sub-Adviser to the Series and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

13.  Prohibited Conduct.  The Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of portfolio management duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

14.  Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Adviser agree that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (“1933 Act”), controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder; and (2) shall not be liable for any error of judgment, mistake of law, any diminution in value of the investment portfolio of the Series, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance by the Sub-Adviser of its duties, or by reason of reckless disregard by the Sub-Adviser of its obligations and duties under this Agreement.

15.  Indemnification.

(a)  Notwithstanding Section 14 of this Agreement, the Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser (other than the Adviser), and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser

Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which (1) may be based upon any violations of willful misconduct, malfeasance, bad faith or negligence by the Adviser, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Adviser, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Adviser and contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust or to any affiliated person of the Adviser by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)  Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser (other than the Sub-Adviser), and each person, if any, who, is a controlling person of the Adviser (all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon any violations of willful misconduct, malfeasance, bad faith or negligence by the Sub-Adviser, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser, including but not limited to its responsibilities under Section 2, Paragraph (a) of this Agreement, or (2) any breach of any representations or warranties contained in Section 4; provided, however, that in no case shall the indemnity in favor of a Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)  The Adviser shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent both the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Adviser and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Adviser shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)  The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Adviser Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Adviser Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Adviser Indemnified Person.  The Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Adviser Indemnified Person.

(e)  The Adviser shall not be liable under this Section 15 to indemnify and hold harmless the Sub-Adviser and the Sub-Adviser shall not be liable under this Section 15 to indemnify and hold harmless the Adviser with respect to any losses, claims, damages, liabilities, or litigation that first become known to the party seeking indemnification during any period that the Sub-Adviser is, within the meaning of Section 15 of the 1933 Act, a controlling person of the Adviser.

16.  Duration and Termination.  With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through [November 30, 2011].  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser shall not provide any services for such Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder:  (a) by the Adviser at any time without penalty, upon sixty (60) days’ written notice to the Sub-Adviser and the Trust, (b) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or (c) by the Sub-Adviser at any time without penalty, upon three (3) months’ written notice to the Adviser and the Trust, unless the Adviser or the Trust requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or the Adviser not to exceed three (3) months beyond the initial three-month notice period; provided however, that the Sub-Adviser may terminate this Agreement at any time without penalty effective upon written notice to the Adviser and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Adviser becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Adviser or the Trust as required by the terms of this Agreement.  In addition, this Agreement shall terminate with respect to a Series in the event that it is not approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the Agreement shall be considered by shareholders of the Series.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Adviser or the Trust, free from any claim or retention of rights in such records by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(e), 9, 10, 11, 14, 15, and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Paragraph numbered 16.

17.  Notices.  Any notice must be in writing and shall be deemed to have been given when (1) delivered in person, (2) dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

ING Investors Trust

7337 E. Doubletree Ranch Rd.

Scottsdale, AZ 85258

Attention:  Chief Counsel

If to the Adviser:

<Adviser>

<Address>

<Address>

Attention:  Chief Counsel

If to the Sub-Adviser:

<Sub-Adviser>

<Address>

<Address>

Attention:  <Contact>

18.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law; and (ii) the holders of a majority of the outstanding voting securities of the Series.

Notwithstanding the foregoing, this Agreement may be amended without the approval of a majority of the Series’ outstanding voting securities if the amendment relates solely to a change that is permitted or not prohibited under federal law, rule, regulation, SEC Order or SEC staff interpretation thereof to be made without shareholder approval.

19.  Use of Names.

(a)  It is understood that the name “Directed Services LLC” or any derivative thereof or logo associated with that name is the valuable property of the Adviser and/or its affiliates, and that the Sub-Adviser has the right to use such name (or derivative or logo) only with the approval of the Adviser and only so long as the Adviser is Adviser to the Trust and/or the Series.  Upon termination of the Management Agreement between the Trust and the Adviser, the Trust or the Adviser shall notify the Sub-Adviser of the termination of the Management Agreement and the Sub-Adviser shall as soon as is reasonably possible cease to use such name (or derivative or logo).

(b)  It is understood that the names “<Sub-Adviser Name>” or any derivative thereof or logos associated with those names are the valuable property of the Sub-Adviser and its affiliates and that the Trust and/or the Series have the right to use such names (or derivatives or logos) in offering materials of the Trust with the approval of the Sub-Adviser and for so long as the Sub-Adviser is a sub-adviser to the Trust and/or the Series.  Upon termination of this Agreement between the Trust, the Adviser, and the Sub-Adviser, the Trust shall as soon as is reasonably possible cease to use such names (or derivatives or logos).

20.  Amended and Restated Agreement and Declaration of Trust.  A copy of the Amended and Restated Agreement and Declaration of Trust for the Trust is on file with the Secretary of the Commonwealth of Massachusetts.  The Amended and Restated Agreement and Declaration of Trust has been executed on behalf of the Trust by Trustees of the Trust in their capacity as Trustees of the Trust and not individually.  The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.

21.  Miscellaneous.

(a)  This Agreement shall be governed by the laws of the state of Delaware, without giving effect to the provisions, policies or principals thereof relating to choice or conflict of laws, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)  The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c)  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(d)  Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Adviser, or constituting the Adviser as an agent of the Sub-Adviser.

(e)  The Adviser and the Sub-Adviser each affirm that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information.

(f)  The Trust, the Adviser and the Sub-Adviser acknowledge that each may have obligations under the laws and regulations of the United States to verify the source of funds and identity of investors in accordance with the USA Patriot Act, and any rules or regulations adopted thereunder (collectively the “Patriot Act”).  Each party agrees to assist the other parties in monitoring transactions in accordance with the Patriot Act.  If required by applicable law or regulation, each party shall provide the other parties with documentation evidencing the identity of a beneficial owner or owners of shares of the Series upon request when a party is required by a law, court order, or by administrative or regulatory entity to disclose the identity of the beneficial owner(s).

(g)  This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTORS TRUST

By:
[ ]
Senior Vice President

DIRECTED SERVICES LLC

By:

Name:

Title:

<SUB-ADVISER>

By:

Name:

Title:

SCHEDULE A

COMPENSATION FOR SERVICES TO SERIES

For the services provided by <Sub-Adviser> (“Sub-Adviser”) to the following Series of ING Investors Trust, pursuant to the attached Sub-Advisory Agreement, the Adviser will pay the Sub-Adviser a fee, computed daily and payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series:

SERIES	RATE

ING DFA Global 60/40 Portfolio	0.02%
ING DFA Global Equity Portfolio	0.02%

If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

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7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON April 20, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING FOCUS 5 PORTFOLIO

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the “Portfolio”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 on April 20, 2010, at 10:00 a.m., local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.

If no specification is made, the proxy will be voted “FOR” the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.         To convert the Portfolio to a fund-of-funds structure.

For ☐	Against ☐	Abstain ☐

2.         Subject to shareholder approval of proposal 1, to amend the investment management agreement between Directed Services LLC (“DSL”), the Portfolio’s investment adviser, and the Trust, on behalf of the Portfolio, to reduce the advisory fee payable by the Portfolio to DSL.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

3 EASY WAYS TO SUBMIT YOUR VOTING INSTRUCTION CARD

BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

BY MAIL: Check the appropriate boxes on the reverse side of the Voting Instructions Card, sign and date the Voting Instructions Card and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Voting Instructions Card.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON April 20, 2010

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

FUND/INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of the above-referenced Portfolio (the “Portfolio”) attributable to his or her contract or interest therein as directed on the reverse side of this Card.  IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSALS.  If you fail to return this Voting Instructions Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account, when applicable.  The proxies voting shares at the Special Meeting on behalf of the Insurance Company are authorized to vote, at their discretion, upon such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

Voting Instructions Card must be signed and dated below.

Signature (s) (if held jointly)	Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, please sign in the partnership name. Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Voting Instructions Card as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Voting Instructions Card. THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.         To convert the Portfolio to a fund-of-funds structure.

For ☐	Against ☐	Abstain ☐

2.         Subject to shareholder approval of proposal 1, to amend the investment management agreement between Directed Services LLC (“DSL”), the Portfolio’s investment adviser, and the Trust, on behalf of the Portfolio, to reduce the advisory fee payable by the Portfolio to DSL.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE